Subsequent Event	12 Months Ended
Feb. 01, 2014
Subsequent Event

25. Subsequent Event

On February 19, 2014, Signet entered into a definitive agreement with Zale Corporation (“Zale”) to acquire all of Zale’s issued and outstanding common stock for $21.00 per share in cash, or approximately $1.4 billion including net debt. The proposed acquisition reflects our strategy to diversify our businesses and extend our international footprint. The acquisition is expected to be financed through the securitization of a significant portion of Signet’s US accounts receivable portfolio, bank debt and other debt financing. Signet has secured a commitment for bridge financing and a new underwritten term loan facility in connection with the transaction. Completion of the transaction is subject to customary closing conditions, including approval by Zale stockholders and regulatory approval.